Somerset Exchange Fund


Annual Report
December 31, 1996




DEAR SHAREHOLDER


Somerset Exchange Fund, which closed on July 11, 1996, is comprised of three main elements: the underlying equity portfolio of stocks tendered by shareholders; positions in two privately placed preferred stocks; and the loans which were used primarily to finance the purchase of the preferred stocks and to meet the initial expenses of the Fund. The equity portfolio, valued at $75.5 million at the time of closing, is broadly diversified with 105 stocks comprising 52 industries and 10 economic sectors. Compared with the Standard & Poor's 500 Composite Index, the portfolio is moderately underweighted in the energy and banking groups and has its largest overweighting in health care. The portfolio's three largest equity holdings at closing were UST, Inc., Medpartners/Mullikin, Inc. and Watson Pharmaceuticals, Inc. In addition to the equity portfolio, the Fund established positions in two preferred stocks: 476,786 shares of Banesto Holdings Corp. (10.50%, Series A), with a current yield at closing of 8.89%, were purchased at a cost of $14.1 million, and 379,000 shares of Indosuez Holdings, S.C.A. (10.375%, Series A), with a current yield at closing of 9.41%, were purchased at a cost of $10.4 million. The preferred stocks represented 23.7% of the Fund's net assets at the time of closing, and were expected to generate approximately $558,650 in quarterly income.

In order to finance the purchase of the preferred stocks and to meet its start-up costs, a total of $28 million was borrowed from Merrill Lynch International Bank Limited comprised of $25 million on a 3-month revolving facility and $3 million on a 1-year revolving facility, both to be reset at 0.60% above their respective LIBOR rates at each reset date. Since the preferred stocks pay fixed quarterly dividends, we determined that it would be appropriate to hedge the potential risk to the Fund of rising interest rates. This was accomplished by entering into a "fixed rate for floating rate" swap agreement with Goldman Sachs Financial Products U.S., L.P., whereby the Fund pays a fixed quarterly amount and receives a floating rate amount based upon the prevailing 3-month LIBOR rate at each reset date. The swap agreements entered into by the Fund were effective as of July 15, 1996, and have a termination date of July 15, 2001.

The closing of Somerset Exchange Fund coincided with the early stages of a fairly significant correction in the US equity market, as measured by Standard & Poor's 500 Composite Index, which declined by 5.3% from July 1, 1996 to July 31, 1996. Beginning on August 1, 1996, however, the Fund (as well as the overall stock market) began a significant rise which carried it to new highs by the early part of October. The market remained relatively stable throughout October, but regained its momentum in November, as the S&P 500 Index posted a gain of +7.3% for the month. Heightened levels of volatility affected the equity market late in the year, with the S&P 500 Index declining by -2.2% for the month of December.

Since the Fund's inception, 20 of the equity securities were categorized as restricted, which requires the price of each security to be discounted when computing the net asset value of the Fund. On December 19, 1996, an additional eight equity positions were reclassified as restricted securities. On December 31, 1996, the combined value of restricted equity securities of $25.65 million was equal to 32.3% of the Fund's net assets. The discount applied to each security is usually between 5% and 25% of its market price. The discounting formula provides for a gradual elimination of the discount during the 24 months following the closing. The procedure used to calculate each restricted security's discount includes consideration of the following three factors: time remaining under restriction; volatility of the stock, as compared to the overall market, as measured by its beta coefficient; and size of the position compared to the average daily volume of the stock. As a result of this discounting process, the Fund's net asset value is calculated two ways--with and without the discount. The Fund closed on July 11, 1996 using valuations of contributed securities as of the close of trading on July 10, 1996. Therefore, for purposes of presenting performance data, the Fund uses a valuation as of July
10, 1996, the day prior to its commencement of operations. The discount applied on July 10 to take into account the lack of liquidity of restricted securities is identical to that used on July
11. This is because the discount applied on July 11 was already based upon the maximum potential remaining period for restricted securities of two years. On July 10, 1996, the Fund's non-discounted net asset value per share would have been $503.02 prior to the deduction of offering costs and $500.00 after deduction of offering costs. The fully discounted net asset value per share would have been $470.12. On December 31, 1996, the Fund's discounted net asset value was $516.04 per share; the net asset value with no discount applied was $540.03 per share. On a non-discounted basis, the Fund's net asset value had risen by +8.01% between July 10, 1996 and December 31, 1996, and on a fully discounted basis by +9.77%. This difference is explained primarily by the gradual reduction of the time remaining in the discount periods for restricted securities.
For the period, the Fund's discounted net asset value of $516.04 has risen 3.21% from the non-discounted net asset value of $500.00. From July 10, 1996 through year-end, the Standard &Poor's 500 Composite Index had advanced by 12.9% and the Standard & Poor's MidCap 400
Index had risen by +11.6%. Part of the Fund's underperformance was attributable to the significant outperformance of large-capitalization stocks combined with the Fund's relative overweighting in smaller-capitalization issues. The rest is largely a function of the performance of several of the highly weighted groups in the Fund which had suffered significant setbacks since the Fund's inception, including the health care, hospitals, gaming and tobacco groups.
As of December 31, 1996, the equity portfolio was valued at $81,024,986, after discounting restricted stocks.

Between July 10, 1996 and year-end, advancing stocks in the Fund had outnumbered declining issues by two-to-one. During this period, the best performing stocks were Intel Corporation, 3Com Corp., International Business Machines Corp., COMPAQ Computer Corp., AFCCable Systems, Inc., and Genrad, Inc., all posting gains of 50% or more. The worst performing stocks in the Fund were Cerplex Group, Inc., Sunglass Hut International, Inc., Community Care of America, Inc., Exogen, Inc., HEARx, Ltd., and Regis Corp. These had all declined by 50% or more between July 10 and year-end. Among the best performing industry groups through year-end 1996 were banking, chemicals, communications equipment, computers-networking and electronics. Those groups displaying the greatest negative returns were gaming stocks, the entire health care sector (including hospital management, long-term care, medical products and specialized services), and specialty retailers.

The Fund acquired several new positions as a result of spin-offs of existing holdings since the closing date. These included 286 shares of Imation Corp., a spin-off from Minnesota Mining & Manufacturing Co., and 2,657 shares of Lucent Technologies, Inc. which was spun-off from AT&T Corp. In addition, one of the Fund's holdings was recently acquired by another company. This takeover was accomplished via a stock swap, whereby an existing position in the Fund was replaced by shares of the acquiring company. The Fund's position of 20,000 shares of Career Horizon's Inc. was replaced by 30,600 shares of AccuStaff, Inc. in a 1.53-for-1 share stock swap. This acquisition was completed on November 14, 1996. No equity trades of any type were made by the Fund to date.

In Conclusion
Since its inception, the Fund has been quite successful in diversifying the investment risk of its shareholders as evidenced by the stability of its net asset value relative to the substantial fluctuations in the market values of the Fund's underlying securities.

We thank you for your continued investment in Somerset Exchange
Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President




(Eric S. Mitofsky)
Eric S. Mitofsky
Vice President and Portfolio Manager



February 21, 1997

THE BENEFITS AND RISKS OF LEVERAGING


Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements which could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



SCHEDULE OF INVESTMENTS
Common Stock                                                                           Shares           Value
Sectors            Industries                         Investments                       Held          (Note 1a)
Basic Materials    Aluminum                  ++MAXXAM Group, Inc.                      64,000       $  3,048,000

                   Chemicals                   duPont (E.I.) de Nemours & Co.          20,000          1,887,500

                   Chemicals--Diverse        ++Airgas, Inc.                            24,000            528,000

                   Paper & Forest Products     Longview Fibre Co.                      29,140            535,448


Capital Goods      Electrical Equipment      ++AFC Cable Systems, Inc. (a)             20,000            424,478

                                               General Electric Co.                    13,971          1,381,383

                                               Honeywell, Inc.                          5,715            375,761

                   Engineering &             ++Jacobs Engineering Group, Inc. (a)      77,250          1,575,035
                   Construction

                   Manufacturing               Dover Corp.                              6,900            346,725

                   Pollution Control           World Fuel Services Corp. (a)           46,000            895,013


Consumer Cyclicals Auto Parts                  Bandag, Inc. (Class A)                   6,200            283,650

                   Entertainment             ++Pinnacle Systems, Inc.                  60,000            630,000
                                               Walt Disney Company (The)               29,000          2,019,125

                   Hotel/Motel               ++Harrah's Entertainment, Inc. (a)        40,000            686,704

                   Household Furniture         Bassett Furniture Industries, Inc.      12,000            294,000
                   & Appliances                Leggett & Platt, Inc.                   43,000          1,488,875

                   Leisure Time              ++Grand Casinos, Inc. (a)                 61,300            724,290

                   Office Equipment            Alco Standard Corp.                     10,000            516,250
                   & Supplies

                   Publishing--Newspaper       Times Mirror Co.                        11,330            563,668

                   Restaurants                 Bob Evans Farms, Inc.                   50,000            675,000
                                             ++Boston Chicken, Inc.                    30,000          1,076,250
                                               Darden Restaurants, Inc.                18,605            162,794
                                               McDonald's Corp.                         4,255            192,539
                                               Rainforest Cafe, Inc. (a)               15,000            295,097

                   Retail--General             Casey's General Stores, Inc. (a)        15,000            261,393
                   Merchandise

                   Retail--Specialty           Amplicon, Inc.                          62,500          1,234,375
                                             ++Office Depot, Inc.                      48,000            852,000
                                               Regis Corp.                             20,000            325,000
                                             ++Sunglass Hut International, Inc. (a)    12,000             77,102

                   Specialized Services        AccuStaff, Inc.                         30,600            646,425
                                               Catalina Marketing Corporation          23,000          1,267,875
                                               Service Corporation International (a)   12,000            308,285
                                               Servicemaster L.P.                      36,675            958,134

                   Textiles--Apparel           Russell Corp.                           19,900            592,025
                   Manufacturing               St. John Knits, Inc. (a)                59,954          2,292,533


Consumer Staples   Beverages--Soft Drink       Coca-Cola Co.                           13,800            726,225
                                               PanAmerican Beverages, Inc. (Class A)   14,000            656,250

                   Foods                       Archer-Daniels-Midland Co.              10,884            239,448
                                               General Mills, Inc.                      4,000            253,500
                                               Heinz (H.J.) Co.                        16,200            579,150
                                               Ralston Purina Co.                       6,000            440,250

                   Household Products          Procter & Gamble Co.                    11,081          1,191,207

                   Retail--Food Chains         Albertson's, Inc.                        7,500            267,187
                                             ++Safeway, Inc.                           12,000            513,000
                                               Smart & Final, Inc. (a)                 60,000          1,157,382

                   Tobacco                     Philip Morris Companies, Inc.           13,671          1,539,696
                                               UST, Inc.                              100,000          3,237,500

Energy             Oil--International          Exxon Corp.                             16,500          1,617,000



SCHEDULE OF INVESTMENTS (continued)
Common Stock                                                                           Shares           Value
Sectors            Industries                         Investments                       Held          (Note 1a)
Healthcare         Healthcare--                Abbott Laboratories                     37,685       $  1,912,514
                   Diversified                 Johnson & Johnson Co.                   19,600            975,100
                                               Warner-Lambert Co.                       5,500            412,500

                   Healthcare--Drugs           Pfizer, Inc.                            10,200            845,325
                                             ++Watson Pharmaceuticals, Inc. (a)       100,000          3,758,170

                   Healthcare--HMOs          ++Medpartners/Mullikin, Inc.              13,600            285,600
                                             ++Medpartners/Mullikin, Inc. (a)         161,400          3,028,558
                                             ++Mid Atlantic Medical Services, Inc.     21,240            284,085

                   Healthcare--              ++Apria Healthcare Group, Inc. (a)        39,060            627,581
                   Miscellaneous             ++Community Care of America, Inc. (a)     35,000            120,851
                                             ++Exogen, Inc. (a)                        35,000             97,681
                                             ++HEALTHSOUTH Corporation (a)             28,000            908,684
                                             ++HEARx, Ltd. (a)                         60,000            134,562
                                             ++Horizon/CMS Healthcare Corp. (a)        68,451            737,902
                                             ++OccuSystems, Inc. (a)                   36,145            825,104


                   Hospital Management       ++Tenet Healthcare Corp.                  25,000            546,875

                   Medical Products          ++Saint Jude Medical, Inc. (a)            50,000          1,907,605

Interest Rate      Banks--Money Center         Chase Manhattan Corp.                    5,000            446,250
Sensitive
                   Banks--Regional             First Union Corporation                  4,200            310,800
                                               Northern Trust Corp.                    18,900            685,125
                                               PNC Bank Corp.                          18,860            709,607
                                               Wells Fargo & Company                    2,100            566,475

                   Financial--                 First USA, Inc.                         29,982          1,038,127
                   Miscellaneous               Forest City Enterprises, Inc.           22,000          1,331,000
                                               Mercury Finance Company                 37,000            453,250
                                               Student Loan Marketing Association       4,110            382,744

                   Insurance--Brokers          Marsh & McLennan Companies, Inc.         4,400            457,600

                   Insurance--Life             John Alden Financial Corporation        11,536            213,416

                   Insurance--Multiline        American International Group, Inc.       5,015            542,874

                   Insurance--Property         Commerce Group, Inc. (a)                50,000          1,111,715

                   Savings & Loan              Ahmanson (H.F) & Co.                    50,400          1,638,000
                                               CCB Financial Corp.                      6,643            453,385


Miscellaneous      Miscellaneous             ++Imation Corp.                              286              8,044
                                               Minnesota Mining & Manufacturing Co.     2,860            237,022


Technology         Communications--          ++MFS Communications Co., Inc.             9,176            500,092
                   Equipment

                   Computer Software         ++Informix, Corp.                         13,273            270,437
                                             ++Parametric Technology Company            7,000            359,625
                                             ++SunGard Data Systems, Inc.               8,100            319,950

                   Computer Systems          ++3Com Corp. (a)                           6,000            405,315
                                             ++COMPAQ Computer Corp.                    6,300            467,775
                                             ++Cerplex Group, Inc. (a)                 50,000             49,100
                                               Hewlett-Packard Co.                     16,000            804,000
                                               International Business Machines Corp.    6,500            981,500
                                             ++Stratus Computer, Inc. (a)              10,000            224,984

                   Electronics--             ++Genrad, Inc.                            25,000            581,250
                   Instruments

                   Electronics--               Intel Corporation                        4,000            523,750
                   Semiconductors              Motorola, Inc. (a)                      31,500          1,790,224
                                             ++Solectron Corp.                          9,750            520,406

                   Telecommunications          AT&T Corp.                               8,200            356,700
                                               Lucent Technologies, Inc.                2,657            122,886

Transportation     Truckers                  ++Anuhco, Inc. (a)                        34,221            240,184
                                               Caliber Systems, Inc.                    8,600            165,550



SCHEDULE OF INVESTMENTS (concluded)
Common Stock                                                                           Shares           Value
Sectors            Industries                         Investments                       Held          (Note 1a)
Utilities          Electric Utilities          Citizens Utilities Company (Class A)    25,806       $    280,645

                   Telephone                   ALLTEL Corp. (a)                        35,000            987,080
                                             ++C-TEC Corp. (Class B)                   35,000            831,250
                                               Telephone & Data Systems, Inc.          11,300            409,625


Preferred Stock    Banks--Foreign              Banesto Holdings Corp.
                                               (10.50%, Series A) (ADR)*(a)           476,786         14,422,776
                                               Indosuez Holdings, S.C.A.
                                               (10.375%, Series A) (ADR)*(a)          379,000         10,422,500


                                                                                       Face
                                                                                      Amount

Short-Term         Commercial Paper**          General Motors Acceptance Corp.,
Investments                                    7.50% due 1/02/1997                  1,939,000          1,938,192

                                               Investments, at Value                                 107,808,454

                                               Interest Rate Swaps                                      (664,536)

                                               Liabilities in Excess of Other Assets                 (27,828,820)
                                                                                                    ------------
                                               Net Assets                                           $ 79,315,098
                                                                                                    ============

 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $50,498,000, representing 63.7% of net assets.

                                                                    Value as of
                                      Acquisition    Value as of      12/31/96
   Issue                                Date+++        7/11/96       (Note 1a)

   Common Stock
   3Com Corp.                         7/11/1996    $    273,000    $    405,315
   AFC Cable Systems, Inc.            7/11/1996         325,000         424,478
   ALLTELL Corp.                      7/11/1996       1,041,250         987,080
   Anuhco, Inc.                       7/11/1996         286,601         240,184
   Apria Healthcare Group, Inc.       7/11/1996       1,122,975         627,581
   Casey's General Stores, Inc.       7/11/1996         281,250         261,393
   Cerplex Group, Inc.                7/11/1996         343,750          49,100
   Commerce Group, Inc.               7/11/1996       1,075,000       1,111,715
   Community Care of America, Inc.    7/11/1996         273,438         120,851
   Exogen, Inc.                       7/11/1996         288,750          97,681
   Grand Casinos, Inc.                7/11/1996       1,478,863         724,290
   HEALTHSOUTH Corporation            7/11/1996         973,000         908,684
   HEARx, Ltd.                        7/11/1996         367,500         134,562
   Harrah's Entertainment, Inc.       7/11/1996         945,000         686,704
   Horizon/CMS Healthcare Corp.       7/11/1996         855,638         737,902
   Jacobs Engineering Group, Inc.     7/11/1996       2,018,156       1,575,035
   Medpartners/Mullikin, Inc.         7/11/1996       3,086,775       3,028,558
   Motorola, Inc.                     7/11/1996       1,823,063       1,790,224
   OccuSystems, Inc.                  7/11/1996       1,125,013         825,104
   Rainforest Cafe, Inc.              7/11/1996         395,625         295,097
   Saint Jude Medical, Inc.           7/11/1996       1,653,125       1,907,605
   Service Corporation
     International                    7/11/1996         336,000         308,285
   Smart & Final, Inc.                7/11/1996       1,507,500       1,157,382
   St. John Knits, Inc.               7/11/1996       2,682,942       2,292,533
   Stratus Computer, Inc.             7/11/1996         261,250         224,984
   Sunglass Hut International, Inc.   7/11/1996         237,000          77,102
   Watson Pharmaceuticals,Inc.        7/11/1996       3,487,500       3,758,170
   World Fuel Services Corp.          7/11/1996         828,000         895,013

                                                     29,372,964      25,652,612
                                                    -----------     -----------

   Preferred Stock                                      Cost

   Banesto Holdings Corp.
    (10.50%, Series A) (ADR)          7/11/1996      14,121,115      14,422,776
   Indosuez Holdings, S.C.A.
    (10.375%, Series A) (ADR)         7/11/1996      10,418,170      10,422,500
                                                     24,539,285      24,845,276
                                                    -----------     -----------

   Total                                            $53,912,249     $50,497,888
                                                    ===========     ===========

+++For Federal income tax purposes, the date the contributing shareholder acquired the security represents the acquisition date.


   See Notes to Financial Statements.







STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1996
Assets:             Investments, at value (cost at closing--$104,987,645) (Note 1a)                        $ 107,808,454
                    Cash                                                                                           1,345
                    Dividends receivable                                                                         647,185
                    Deferred organization expenses (Note 1e)                                                     276,838
                                                                                                           -------------
                    Total assets                                                                             108,733,822
                                                                                                           -------------


Liabilities:        Loans (Note 5)                                                                            28,000,000
                    Interest rate swaps, at value (Notes 1b & 3)                                                 664,536
                    Payables:
                       Interest on loans (Note 5)                                         $     444,538
                       Investment adviser (Note 2)                                              117,300
                       Interest rate swap contracts (Notes 1b & 3)                               61,241
                       Administrator (Note 2)                                                    39,100
                       Commitment fees                                                            1,808          663,987
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        90,201
                                                                                                           -------------
                    Total liabilities                                                                         29,418,724
                                                                                                           -------------


Net Assets:         Net assets                                                                             $  79,315,098
                                                                                                           =============


Net Assets          Capital stock                                                                          $  76,850,423
Consist of:         Undistributed investment income--net                                                         308,402
                    Unrealized appreciation on investments--net                                                2,156,273
                                                                                                           -------------
                    Net assets--Equivalent to $516.04 per share based on
                    153,701 shares of beneficial interest outstanding                                      $  79,315,098
                                                                                                           =============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Period July 11, 1996++ to December 31, 1996
Investment          Dividends                                                                              $   1,607,356
Income (Note 1d):   Interest and amortization of discount earned                                                  47,634
                                                                                                           -------------
                    Total income                                                                               1,654,990
                                                                                                           -------------


Expenses:           Loan interest expense (Note 5)                                        $     846,239
                    Investment advisory fees (Note 2)                                           214,169
                    Interest rate swap expense (Notes 1b & 3)                                   126,527
                    Administrative fees (Note 2)                                                 71,390
                    Professional fees                                                            37,000
                    Amortization of organization expenses (Note 1e)                              29,158
                    Printing and shareholder reports                                              7,000
                    Trustees' fees and expenses                                                   6,588
                    Borrowing costs (Note 5)                                                      3,383
                    Pricing fees                                                                  1,000
                    Registration fees (Note 1e)                                                   1,000
                    Other                                                                         3,134
                                                                                          -------------
                    Total expenses                                                                             1,346,588
                                                                                                           -------------
                    Investment income--net                                                                       308,402
                                                                                                           -------------


Unrealized Gain     Unrealized appreciation on investments--net                                                2,156,273
on Investments                                                                                             -------------
(Notes 1b & 3):     Net Increase in Net Assets Resulting from Operations                                   $   2,464,675
                                                                                                           =============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         For the Period
                                                                                                      July 11, 1996++ to
Increase (Decrease) in Net Assets:                                                                     December 31, 1996
Operations:         Investment income--net                                                                 $     308,402
                    Unrealized appreciation on investments--net                                                2,156,273
                                                                                                           -------------
                    Net increase in net assets resulting from operations                                       2,464,675
                                                                                                           -------------


Beneficial          Investments contributed                                                                   78,510,168
Interest            Cash contributions                                                                           544,000
Transactions        Selling commissions and offering expenses resulting from issuance of capital stock        (2,203,745)
(Note 4):                                                                                                  -------------
                    Net increase in net assets derived from beneficial interest transactions                  76,850,423
                                                                                                           -------------


Net Assets:         Total increase in net assets                                                              79,315,098
                    Beginning of period                                                                               --
                    End of period*                                                                         $  79,315,098
                                                                                                           -------------

                   *Undistributed investment income--net                                                   $     308,402
                                                                                                           =============
                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Period July 11, 1996++ to December 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                   $   2,464,675
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided by
                    operating activities:
                       Increase in receivables                                                                  (647,185)
                       Increase in other assets                                                                 (276,838)
                       Increase in other liabilities                                                             754,188
                       Unrealized gain on investments--net                                                    (2,156,273)
                       Amortization of discount                                                                  (47,607)
                                                                                                           -------------
                    Net cash provided by operating activities                                                     90,960
                                                                                                           -------------


Cash Used for       Purchase of long-term securities                                                         (24,539,285)
Operating:          Purchases of short-term investments                                                     (223,857,585)
Activities          Proceeds from sales and maturities of short-term investments                             221,967,000
                                                                                                           -------------
                    Net cash used for financing activities                                                   (26,429,870)
                                                                                                           -------------


Cash Provided by    Cash receipts from issuance of capital shares                                                544,000
Financing           Selling commissions and offering expenses from issuance of
Activities:         capital shares                                                                            (2,203,745)
                    Cash receipts from borrowings                                                             28,000,000
                                                                                                           -------------
                    Net cash provided by financing activities                                                 26,340,255
                                                                                                           -------------


Cash:               Net increase in cash                                                                           1,345
                    Cash at beginning of period                                                                       --
                                                                                                           -------------
                    Cash at end of period                                                                  $       l,345
                                                                                                           =============


Cash Flow           Cash paid for interest                                                                 $     466,987
Information:                                                                                               =============


Non-Cash Financing  Capital shares issued in exchange for securities                                        $ 78,510,168
Activities:                                                                                                =============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                                                    For the Period
                                                                                                      July 11, 1996++ to
Increase (Decrease) in Net Asset Value:                                                                December 31, 1996
Per Share           Net asset value, beginning of period                                                   $      503.02
Operating           Capital charge resulting from issuance of shares                                               (3.02)
Performance:        Net asset value, beginning of period, net of capital charges                                  500.00
                                                                                                           -------------
                    Investment income--net                                                                          2.01
                    Unrealized gain on investments--net (including discount for
                    restricted securities)                                                                         14.03
                                                                                                           -------------
                    Total from investment operations                                                               16.04
                                                                                                           -------------
                    Net asset value, end of period                                                         $      516.04
                                                                                                           =============


Total Investment    Based on net asset value per share                                                             2.59%
Return:**           Based on net asset value, net of capital charge                                                3.21%
                                                                                                           =============


Ratios to Average   Expenses, excluding interest expense                                                           1.05%*
Net Assets:                                                                                                =============
                    Expenses                                                                                       3.78%*
                                                                                                           =============
                    Investment income-net                                                                           .87%*
                                                                                                           =============


Supplemental Data:  Net assets, end of period (in thousands)                                               $      79,315
                                                                                                           =============
                    Portfolio turnover                                                                             0.00%
                                                                                                           =============


Leverage:           Amount of borrowings, end of period (in thousands)                                     $      28,000
                                                                                                           =============
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                                              $      28,000
                                                                                                           =============
                    Average amount of borrowings per share during the period                               $      182.17
                                                                                                           =============

                   *Annualized.
                  **Aggregate total investment return.
                  ++Commencement of Operations

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest will be illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company which makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund will not be listed on an exchange or otherwise be regularly traded. No provision will be made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available and which are not restricted securities, including listed options and futures contracts, will be valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are not restricted securities and are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System shall be the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not restricted securities and are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange shall be valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value shall be based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities that are not restricted securities shall be valued at the bid price in the over-the-counter market.

Merrill Lynch Asset Management, L.P. ("MLAM"), subject to the supervision of the Trustees of the Fund, will generally value restricted securities at discounts to the fair market value of freely tradable securities of the same class. CTC Consulting, Inc. may assist MLAM in the valuation of restricted securities. It is expected that such discounts, which may vary with respect to particular securities, will range initially between 5% and 25% of the fair market value of freely tradable securities with such discounts diminishing until the time the restricted securities become freely tradable.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings will be valued at fair value as determined by MLAM or its designee, after consideration of all relevant factors, data and information, which may include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps will be valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund will be treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund will not incur federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Distributions--Distributions of cash from investment income may be made at least annually in such amounts as the Trustees of the Fund may determine. Distributions of cash from realized capital gains may be made at least annually in years in which such gains are realized. The Fund does not offer a dividend reinvestment plan.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM will provide or arrange for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision of custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust may provide information and advice relating to securities valuation and portfolio activities. For such services, MLAM will pay US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust will be compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM will pay to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust will be compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, ML & Co., or USTrust.

3. Investments:
Purchases of investments, excluding short-term securities, for the period ended December 31, 1996 was $24,539,285.

Net unrealized gains (losses) as of December 31, 1996 were as follows:

                                                         Unrealized
                                                        Gains (Losses)

Long-term investments                                     $2,820,809
Interest rate swaps                                         (664,536)
                                                          ----------
Total                                                     $2,156,273
                                                          ==========

The Fund has entered into the following interest rate swaps as of December 31, 1996:


               Interest Received          Interest Paid
Notional       Current                  Current           Expiration
Amount          Rate       Type         Rate     Type        Date

$24,000,000    5.535%    Variable*      6.89%    Fixed     7/15/2001

[FN]
*3-month LIBOR at reset date.

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $73,373,324, of which $79,566,649 related to appreciated securities and $6,193,325 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $34,435,130.


4. Beneficial Interest Transactions:
For the period ended December 31, 1996, there were 153,701 outstanding shares. At December 31, 1996, total capital amounted to $76,850,423.


5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML&Co. For this commitment, the Fund pays .10% on any unused balance. For the period ended December 31, 1996, the amount borrowed remained constant at $28,000,000 and the daily weighted average interest rate was 6.34%. For the period ended December 31, 1996, facility and commitment fees aggregated approximately $3,383.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 1996, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period July 11, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 1996, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period July 11, 1996 to December 31, 1996 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 21, 1997
</AUDIT-REPORT>

CHANGE IN INVESTMENT POLICIES (unaudited)


In October 1996, Congress enacted legislation modernizing certain of the federal securities laws and reducing regulation of registered investment companies by state securities authorities. Consistent with this legislation, the Board of Trustees of the Fund has approved the elimination of two non-fundamental investment policies adopted at the time of the Fund's offering to satisfy requirements of two state securities authorities. One restriction related to a limitation on investments in issuers where certain designated individuals affiliated with the Fund owned more than 5% of the securities of such issuer (Item C. on page 27 of the Fund's Private Placement Memorandum dated February 14, 1996 (the "PPM")). The other restriction related to the authority of the Fund to invest in certain limited partnerships and interests in mineral programs (Item
D. on page 28 of the PPM). Neither restriction had any effect on investments by the Fund.




OFFICERS AND TRUSTEES


Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann (effective in 1997)


Officers
Terry K. Glenn, President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Eric S. Mitofsky, Vice President and Portfolio Manager
Robert E. Putney, III, Secretary
Gerald M. Richard, Treasurer


Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey 08536


Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, New York 10036


Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, New York 10003-9598


Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108-3913

Placement Agent
Merrill Lynch & Co.


Selected Dealer
UST Financial Services Corp.


Legal Counsel
Brown & Wood


Independent Auditors
Deloitte & Touche LLP

Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


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